SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam U.S. Government Income Trust -- Class A Shares
Fiscal period ending:  September 30, 1997


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000     $1,000       $1,000

ERV =  Ending Redeemable Value   $1,045.33  $1,265.42   $2,102.21

T   =  Average Annual
       Total Return                  4.53%       4.82%    7.71%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $12,987,152

GNMA (G\L)                         $(253,259)

Expenses                         $1,529,482

Reimbursement                    $0

Average shares                     166,193,357

NAV                              $13.01

Sales Charge                        4.75%

POP                              $13.66

Yield at POP                         6.00%

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam U.S. Government Income Trust -- Class B Shares
Fiscal period ending:  September 30, 1997
Inception date (if less than 10 years of performance):  4/27/92


TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year      5 Years   10 Years*

P   =  Initial Investment        $1,000      $1,000     $1,000

ERV =  Ending Redeemable Value   $1,039.51   $1,261.84  $2,034.89

T   =  Average Annual
       Total Return                  3.95%       4.76%     7.36%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $7,817,483

GNMA (G/L)                         $(152,432)

Expenses                         $1,764,724

Reimbursement                    $0

Average shares                     100,339,916

NAV                              $12.96

Maximum Contingent Deferred
    Sales Charge                 5.0%

Yield at NAV                         5.51%

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam U.S. Government Income Trust -- Class M Shares
Fiscal period ending:  September 30, 1997
Inception date (if less than 10 years of performance):  2/6/95


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $1,000       $1,000

ERV =  Ending Redeemable Value   $1,059.43  $1,270.43   $2,070.96

T   =  Average Annual
       Total Return                 5.94%     4.90%        7.55%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $48,036

Expenses                         $7,060

Reimbursement                    $0

Average shares                     614,926

NAV                              $13.00

Sales Charge                        3.25%

POP                              $13.44

Yield at POP                         5.89%

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam U.S. Government Income Trust -- Class Y Shares
Fiscal period ending:  September 30, 1997
Inception date (if less than 10 years of performance):  4/11/94


TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year      5 Years   10 Years*

P   =  Initial Investment        $1,000       $1,000     $1,000

ERV =  Ending Redeemable Value   $1,100.45    $1,340.69 $2,226.91

T   =  Average Annual
       Total Return                  10.05%      6.04%     8.34%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $36,152

Expenses                         $3,020

Reimbursement                    $0

Average shares                     464,291

NAV                              $13.00

Yield at NAV                         6.62%